FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2018
FAIR VALUE MEASUREMENTS
18.	FAIR VALUE MEASUREMENTS

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions (an exit price) regardless of whether that price is directly observable or estimated using another valuation technique.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (interest rate, yield curves), or inputs that are derived principally from or corroborated observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

The following sets up the methods and assumptions used to estimate the fair value of Level 2 and Level 3 financial instruments.

Financial asset or liability	Methods and assumptions used to estimate fair value

Trade receivables
Trade receivables arising from the sales of metal concentrates are subject to provisional pricing, and the final selling price is adjusted at the end of quotational period.  We mark these to market at each reporting date based on a quoted forward price.  The Company’s trade receivables are valued using quoted market prices on the London Metal Exchange (“LME”).

Loan receivable	The Company’s loan receivable is comprised of a short-term non-revolving term (Note 7). Due to its short-term nature, the fair value of the loan approximates its carrying value at initial recognition.

Derivative instruments
The Company's derivative assets and derivative liabilities are comprised of forward exchange contracts.  The fair value of the Company's forward exchange contracts are determined using forward exchange rates at each reporting date.

During the years ended December 31, 2018, and 2017, there were no transfers of amounts between Level 1, Level 2, and Level 3 of the fair value hierarchy. The following tables show the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. Fair value information for financial assets and financial liabilities not measured at fair value is not presented if the carrying amount is a reasonable approximation of fair value.

The Company’s financial instruments include cash and cash equivalents, short-term deposits, marketable securities, trade and other receivables, loan receivable, restricted cash, trade and other payables and derivative instruments. The carrying values of cash and cash equivalents, short-term deposits, trade and other receivables, loan receivable and trade and other payables approximate their fair values due to the short-term nature of the items.

In evaluating fair value information, considerable judgment is required to interpret the market data used to develop the estimates. The use of different market assumptions and valuation techniques may have a material effect on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments as at December 31, 2018:

	Fair value through OCI	Fair value through P&L	Amortized cost	Total	Fair value hierarchy
Financial Assets
Cash and cash equivalents	$–	$–	$24,524	$24,524	n/a
Short-term deposits	–	–	26,057	26,057	n/a
Marketable securities	1	–	–	1	Level 1
Trade receivables	–	–	2,939	2,939	Level 2
Loan receivable	–	–	5,048	5,048	Level 2
Other receivables	–	–	475	475	n/a
Derivative assets	–	738	–	738	Level 2
Restricted cash	–	–	1,237	1,237	n/a
Financial Liabilities
Trade and other payables	$–	$–	$7,633	$7,633	n/a